Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	May 31,	June 30,	July 31,	August 31,	September 30,	October 30,	November 30,	December 31,
	2003	2003	2003	2003	2003	2003	2003	2003
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$4,141,618	$4,376,432	$4,430,258	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911

BANKING SEGMENT

Retail customers
Business customers
Total customers	163,095	162,854	163,232	164,188	165,467	165,692	165,901	165,762

Services per customer
Online bill pay penetration (accounts > 90 days)	46%	47%	47%	47%	47%	47%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	46%	45%	44%	44%	44%	44%	44%	45%

Retail deposits					$2,212,717	$2,268,065	$2,295,409	$2,315,086
Small business deposits					$17,454	$20,382	$24,326	$26,555
Other deposits					$295,533	$235,155	$200,229	$199,718
Total deposits	$2,410,112	$2,478,181	$2,669,778	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359

Average retail checking account balance	$1,919	$1,886	$1,904	$1,980	$1,928	$2,029	$2,008	$2,063
Average retail money market account balance	$13,626	$13,949	$14,382	$14,716	$14,947	$15,365	$15,656	$15,777
Average retail CD balance	$17,677	$17,772	$17,744	$17,679	$17,668	$17,567	$17,582	$17,590

Average small business checking account balance					$3,937	$3,803	$4,193	$4,697
Average small business money market account balance					$34,651	$35,733	$39,861	$38,835
Average small business CD balance					$67,858	$65,104	$64,924	$59,673

Indirect Auto Lending –
Number of loans	112	200	445	595	1,014	957	615	1,069
Production	$1,899	$3,478	$7,841	$11,327	$19,760	$19,124	$12,511	$22,961
Weighted Average Note Rate					6.35%	6.58%	6.56%	6.20%

Business Equipment Leasing —
Production

Servicing Portfolio –
Held for sale MSRs	$480,405	$330,594	$580,315	$510,459	$281,946	$289,677	$396,414	$250,338
Available for sale MSRs	8,712,955	9,187,797	9,824,147	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325
UPB underlying MSRs	9,193,360	9,518,391	10,404,462	11,013,238	11,272,657	12,105,054	12,355,067	12,543,663
Work-in-process and whole loans	2,289,467	3,137,931	3,576,571	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796
Sold but not transferred	1,027,086	753,718	1,081,955	1,339,979	833,827	1,186,995	1,288,353	498,474
Third party subservicing	1,140,251	1,041,870	970,569	898,064	876,210	828,064	763,326	553,554
Total loans serviced	$13,650,164	$14,451,910	$16,033,557	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,025,487

Weighted average note rate	6.36%	6.35%	6.27%	6.19%	6.13%	6.12%	6.10%	6.09%
Weighted average service fee	0.36%	0.35%	0.35%	0.34%	0.34%	0.33%	0.33%	0.33%

Delinquency percentage (30+ days)	2.80%	2.51%	2.95%	3.36%	3.33%	3.12%	4.73%	4.15%
Bankruptcy & foreclosure	0.72%	0.58%	0.62%	0.64%	0.63%	0.71%	0.67%	0.77%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,589,147	$1,835,040	$2,240,109	$1,652,731	$1,199,650	$944,564	$780,153	$893,909
Non-conforming mortgage production	168,980	160,556	171,913	179,889	237,231	254,550	193,478	214,626
Total mortgage production	$1,758,127	$1,995,596	$2,412,022	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535

Refinance loans as a% of production	42%	44%	51%	54%	41%	38%	40%	41%

Conforming mortgage sales	$1,519,904	$1,133,634	$2,062,984	$1,676,816	$848,545	$1,471,454	$777,349	$909,852
Non-conforming mortgage sales	173,694	177,902	148,720	183,977	—	423,078	253,340	15,106
Total mortgage sales	$1,693,598	$1,311,536	$2,211,704	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958

Locked mortgage pipeline	$3,003,749	$3,362,424	$2,204,239	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943
Application mortgage pipeline	2,819,135	2,954,577	2,801,579	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307
Total mortgage pipeline	$5,822,884	$6,317,001	$5,005,818	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)							3,887	3,780
ATMs (proprietary)							399	536
Total ATMS Serviced							4,286	4,316

Merchant Service Terminals							151	178

Insurance Sales Processing –
Number of policies sold	40	38	63	47	38	49	71	92
Number of policies in force	119	154	217	259	294	336	396	477

	January 31,	February 29,	March 31,	April 30,	May 31,
	2004	2004	2004	2004	2004
NETBANK, INC. CONSOLIDATED

Retail customers			254,531	256,238	256,245
Business customers			19,487	19,573	19,805
Total customers			274,018	275,811	276,050

Services per customer			1.75	1.75	1.75

Total average assets (consolidated)	$4,525,943	$4,479,099	$4,457,366	$4,541,118	$5,086,771

BANKING SEGMENT

Retail customers			163,791	164,550	165,198
Business customers			1,386	1,492	1,568
Total customers	165,814	164,137	165,177	166,042	166,766

Services per customer			2.23	2.23	2.23
Online bill pay penetration (accounts > 90 days)	48%	48%	48%	49%	51%
Direct deposit of payroll penetration (accounts > 90 days)	45%	47%	48%	50%	50%

Retail deposits	$2,335,435	$2,340,613	$2,267,789	$2,219,497	$2,182,126
Small business deposits	$29,178	$32,051	$33,162	34,885	$37,550
Other deposits	$233,386	$235,146	$346,239	402,087	$302,062
Total deposits	$2,597,999	$2,607,810	$2,647,190	$2,656,469	$2,521,738

Average retail checking account balance	$2,333	$2,270	$2,210	$2,384	$2,365
Average retail money market account balance	$15,672	$15,845	$15,858	$15,631	$15,667
Average retail CD balance	$17,712	$17,794	$17,775	$17,673	$17,628

Average small business checking account balance	$4,449	$5,356	$4,684	$5,335	$5,186
Average small business money market account balance	$37,219	$36,631	$35,530	$34,232	$36,007
Average small business CD balance	$56,113	$52,673	$51,582	$51,509	$53,479

Indirect Auto Lending –
Number of loans	1,499	1,013	1,569	1,812	1,965
Production	$31,460	$21,009	$34,251	$40,401	$44,167
Weighted Average Note Rate	6.19%	6.25%	5.89%	5.78%	5.51%

Business Equipment Leasing —
Production	$12,975	$11,061	$15,443	$15,215	$13,627

Servicing Portfolio –
Held for sale MSRs	$152,870	$161,363	$182,425	$311,909	$274,165
Available for sale MSRs	12,476,242	12,555,359	12,775,835	12,851,438	12,847,063
UPB underlying MSRs	12,629,112	12,716,722	12,958,260	13,163,347	13,121,228
Work-in-process and whole loans	3,159,542	3,086,007	3,340,011	3,505,002	3,708,096
Sold but not transferred	687,321	752,863	509,969	337,728	477,326
Third party subservicing	598,119	498,576	480,143	472,948	424,615
Total loans serviced	$17,074,094	$17,054,168	$17,288,383	$17,479,025	$17,731,265

Weighted average note rate	6.08%	6.08%	6.04%	5.98%	5.97%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%

Delinquency percentage (30+ days)	4.45%	4.25%	3.23%	3.30%	4.22%
Bankruptcy & foreclosure	0.84%	0.94%	0.95%	0.94%	0.98%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$793,362	$848,767	$1,088,709	$1,269,828	$924,084
Non-conforming mortgage production	138,779	158,406	230,743	253,199	252,847
Total mortgage production	$932,141	$1,007,173	$1,319,452	$1,523,027	$1,176,931

Refinance loans as a% of production	45%	46%	44%	49%	41%

Conforming mortgage sales	$563,956	$814,283	$1,369,472	$625,308	$730,916
Non-conforming mortgage sales	376,279	145,225	208,918	200,200	232,494
Total mortgage sales	$940,235	$959,508	$1,578,390	$825,508	$963,410

Locked mortgage pipeline	$1,140,608	$1,157,054	$1,678,698	$1,111,482	$948,601
Application mortgage pipeline	3,406,573	3,374,833	4,067,125	4,198,278	3,974,950
Total mortgage pipeline	$4,547,181	$4,531,887	$5,745,823	$5,309,760	$4,923,551

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	3,834	4,885	4,949	5,149	5,202
ATMs (proprietary)	536	537	532	543	537
Total ATMS Serviced	4,370	5,422	5,481	5,692	5,739

Merchant Service Terminals	187	2,005	2,035	2,074	2,133

Insurance Sales Processing –
Number of policies sold	68	48	135	132	162
Number of policies in force	542	588	721	846	965

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for May 2004.

Highlights/clarifications include:

•                  Total assets were up $546 million to $5.1 billion. The increase is centered primarily in loans held for sale and relates to higher production in April. Total assets will decline over the short term as the bulk of this build up is delivered into the capital markets.

•                  Deposits declined by $135 million. Approximately $100 million of the decline came from a drop in escrow accounts held for our mortgage operations. Lower mortgage rates in the first quarter set off a brief rally in refinance activity, which led to heightened prepayments in the servicing portfolio last month. These pre-pays adversily impact escrow deposits. The $37 million decline in retail deposits was centered primarily in single-service CD relationships.

•                  Auto loan production totaled $44.2 million, up $3.8 million. We maintained competitive pricing that resulted in a decrease in the weighted average note rate. But, we saw a corresponding improvement in overall credit quality. The average FICO was 731 in May from an already high average of 724 in April.

•                  We believe the increase in the servicing delinquency percentage is more of a timing issue than a larger negative trend. Mail delays and vacations around the Memorial Day holiday contributed to late payments. Most of the increase fell into the 30-day category.

•                  Conforming mortgage production totaled $924 million, a decrease of $346 million, while non-conforming mortgage production remained near record levels at $253 million.

•                  Conforming and non-conforming sales were both up. Conforming sales totaled $731 million and non-conforming $232 million, increases of $106 million and $32 million respectively.

•                  The locked mortgage pipeline stood at $949 million at month end, a decrease of $163 million.

Earnings outlook:

Management reiterates its guidance from last month. Pricing pressure in the conforming mortgage operation and servicing net hedge performance continue to pose significant downside risk to second quarter earnings. Although anticipated, increased competition in the conforming channel and heightened prepayment activity in the servicing portfolio have been running on the stronger side of expectations.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com